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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 27, 2003

                              TEPPCO PARTNERS, L.P.
                       TE PRODUCTS PIPELINE COMPANY, L.P.
                                   TCTM, L.P.
                        TEPPCO MIDSTREAM COMPANIES, L.P.
                           JONAH GAS GATHERING COMPANY
                      VAL VERDE GAS GATHERING COMPANY, L.P.
               (Exact name of registrant as specified in charter)

         DELAWARE                                  001-10403                        76-0291058
         DELAWARE                                  001-13603                        76-0329620
         DELAWARE                                333-74286-03                       76-0595522
         DELAWARE                                333-74286-02                       76-0692243
          WYOMING                                333-74286-01                       83-0317360
         DELAWARE                                333-100494-01                      48-1260551
 (State of Incorporation)                    (Commission File No.)     (I.R.S. Employer Identification No.)

           2929 ALLEN PARKWAY
             P.O. BOX 2521
             HOUSTON, TEXAS                                                         77252-2521
(Address of Principal Executive Offices)                                            (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 759-3636

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ITEM 5. OTHER EVENTS.

         On January 27, 2003, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM"), TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TMC"), Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah"), and Val Verde Gas Gathering Company, L.P., a Delaware limited partnership ("Val Verde"), entered into an underwriting agreement, attached as Exhibit 99.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of $200,000,000 aggregate principal amount of 6.125% Senior Notes due February 1, 2013 (the "Senior Notes") in an underwritten public offering. The Senior Notes are unconditionally guaranteed by TE Products, TCTM, TMC, Jonah and Val Verde and were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-100494). The closing respecting the Senior Notes is expected to occur on January 30, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)     Exhibits.

       5.1     -    Opinion of Fulbright & Jaworski L.L.P. regarding the
                    validity of securities.

       23.1    -    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                    5.1 hereto).

       99.1    -    Underwriting Agreement dated as of January 27, 2003 by and among the Partnership, TE Products, TCTM, TMC, Jonah, Val
                    Verde and the underwriters named therein.

       99.2    -    Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TMC, Jonah and Val Verde, as subsidiary guarantors, and Wachovia Bank, NA, as trustee
                    (Filed as Exhibit 99.2 to TEPPCO Partners, L.P.'s Current
                    Report on Form 8-K filed with the Commission on February 20,
                    2002, and incorporated by reference herein).

       99.3    -    Form of Third Supplemental Indenture dated January 30, 2003 between the Partnership, as issuer, TE Products, TCTM, TMC,
                    Jonah and Val Verde, as subsidiary guarantors, and Wachovia
                    Bank, NA, as trustee (including form of Senior Note).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TEPPCO PARTNERS, L.P.

                                    By: Texas Eastern Products Pipeline Company,
                                    LLC, its General Partner


Dated January 29, 2003          By: /s/ CHARLES H. LEONARD
                                    --------------------------------------------
                                    Charles H. Leonard
                                    Senior Vice President and Chief Financial
                                    Officer

                                    TCTM, L.P.

                                    TE PRODUCTS PIPELINE COMPANY, LIMITED
                                    PARTNERSHIP

                                    TEPPCO MIDSTREAM COMPANIES, L.P.

                                    JONAH GAS GATHERING COMPANY

                                    By: TEPPCO GP, Inc.,
                                    their General Partner


                                    /s/ CHARLES H. LEONARD
                                    --------------------------------------------
                                    Charles H. Leonard
                                    Senior Vice President, Chief Financial
                                    Officer and Treasurer

                                    VAL VERDE GAS GATHERING COMPANY, L.P.

                                    By: TEPPCO NGL Pipelines, LLC,
                                    its General Partner


                                    /s/ CHARLES H. LEONARD
                                    --------------------------------------------
                                    Name: Charles H. Leonard
                                    Title: Senior Vice President


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                                INDEX TO EXHIBITS

       5.1     -    Opinion of Fulbright & Jaworski L.L.P. regarding the
                    validity of securities.

       23.1    -    Consent of Fulbright & Jaworski L.L.P. (included in Exhibit
                    5.1 hereto).

       99.1    -    Underwriting Agreement dated as of January 27, 2003 by and among the Partnership, TE Products, TCTM, TEPPCO Midstream,
                    Jonah, Val Verde and the underwriters named therein.

       99.2    -    Indenture dated February 20, 2002 between the Partnership, as issuer, TE Products, TCTM, TEPPCO Midstream, Jonah and
                    Val Verde, as subsidiary guarantors, and Wachovia Bank, NA, as trustee (Filed as Exhibit 99.2 to TEPPCO Partners, L.P.'s
                    Current Report on Form 8-K filed with the Commission on February 20, 2002, and incorporated by reference herein).

       99.3    -    Form of Third Supplemental Indenture dated January 30, 2003 between the Partnership, as issuer, TE Products, TCTM, TMC,
                    Jonah and Val Verde, as subsidiary guarantors, and Wachovia
                    Bank, NA, as trustee (including form of Senior Note).